UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 26, 2002

ELECTRONIC DATA SYSTEMS CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	01-11779	75-2548221
(State of incorporation)	(Commission file number)	(I.R.S. employer identification number)

5400 Legacy Drive Plano, Texas 75024-3105
(Address of Principal Executive Offices, Including Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 604-6000

ITEM 5. Other Events and Regulation FD Disclosure.

          On July 26, 2002, Electronic Data Systems Corporation submitted to the Securities and Exchange Commission ("SEC") the Statements under Oath of Principal Executive Officer and Principal Financial Officer ("Sworn Statements") in accordance with the SEC's June 27, 2002 order requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).  A copy of the Sworn Statements is filed herewith as Exhibits 99.1 and 99.2 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c)          Exhibits

                            Exhibit
                           Number                                               Description of Document

                        Exhibit 99.1              Statement Under Oath of Richard H. Brown, Principal Executive Officer of Electronic Data Systems Corporation,
                                                        Regarding Facts and Circumstances Relating to Exchange Act Filings.

                        Exhibit 99.2              Statement Under Oath of James E. Daley, Principal Financial Officer of Electronic Data Systems Corporation,
                                                        Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                            ELECTRONIC DATA SYSTEMS
                                                                                                                            CORPORATION

Date: August 2, 2002                                                                                            By:     /S/ D. Gilbert Friedlander
                                                                                                                                      D. Gilbert Friedlander, Senior Vice
                                                                                                                                      President and Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                                       DESCRIPTION

Exhibit 99.1                  Statement Under Oath of Richard H. Brown, Principal Executive Officer of Electronic Data Systems Corporation, Regarding
                                    Facts and Circumstances Relating to Exchange Act Filings.

Exhibit 99.2                  Statement Under Oath of James E. Daley, Principal Financial Officer of Electronic Data Systems Corporation, Regarding
                                    Facts and Circumstances Relating to Exchange Act Filings.

3